LIBERTY ACORN TRUST

                Supplement to Statement of Additional Information

The Trust's statement of additional information is amended to set forth the eligibility requirements for the purchase of Class Z shares as follows:

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

o any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. ("LFD") (i) who holds Class Z shares; (ii) who holds Class A shares that were exchanged with Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

o any trustee or director (or family member) of any fund distributed by LFD; and

o any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

o clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge such clients an asset-based fee; and

o any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

o any client of Fleet National Bank ("Fleet") or a subsidiary (for shares purchased through any asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

o a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

o shares purchased through Columbia Management Group-affiliated state tuition plans, organized under Section 529 of the Internal Revenue Code;

o        any investment company whose shares are distributed by LFD; and

o any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.









G-35/486L-1002                                                  October 14, 2002